POWER OF ATTORNEY

                           __________


          I, JEFFREY J. LEGGE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Controller and Principal Accounting Officer of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _______1/8_____________, 1996.



                                     _______Jeffrey J. Legge____________
                                            Jeffrey J. Legge

In Presence of:

_______Kathy Kowalski____________

_______Todd Wahlund______________

                       POWER OF ATTORNEY

                           __________


          I, JOHN C. MAC FARLANE, do hereby constitute and appoint A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as President and Chief Executive Officer, Principal Executive Officer and Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______12/22 _________, 1995.



                                   _______John C. MacFarlane____________
                                          John C. MacFarlane
In Presence of:

_______Penny Mosher________________


_______Dee Fletcher_______________

                       POWER OF ATTORNEY

                           __________


          I, ROBERT N. SPOLUM, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _____12/26__________, 1995



                                  ______Robert N.Spolum________________
                                        Robert N. Spolum
In Presence of:

_______Linda Brenzel_______________


_______Michele Pingel______________

                       POWER OF ATTORNEY

                           __________


          I, NATHAN I. PARTAIN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______1/9___________, 1996.


                                  ______Nathan I. Partain______________
                                        Nathan I. Partain
In Presence of:

______Tom Lewis____________________

______James C. Hermann_____________

                       POWER OF ATTORNEY

                           __________


          I, DAYLE DIETZ, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______1/4___________, 1996.


                                   ______Dayle Dietz____________________
                                         Dayle Dietz
In Presence of:

________Diane S. Pederson__________

________Owen E. Jensen_____________

                       POWER OF ATTORNEY

                           __________


          I, ARVID R. LIEBE, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and ExchangeCommission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ________12/26_______, 1995.


                                   ______Arvid R. Liebe_________________
                                         Arvid R. Liebe
In Presence of:

_________Daryl Liebe_______________

_________Susan M. Stengel__________

                       POWER OF ATTORNEY

                           __________


          I, THOMAS M. BROWN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _______12/28________, 1995.


                                   _____Thomas M. Brown_________________
                                        Thomas M. Brown
In Presence of:

_____Donna M. Huee_________________


_____Linda J. Barnes_______________

                       POWER OF ATTORNEY

                           __________


          I, C. E. BRUNKO, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Assistant Treasurer and Assistant Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _______1/3__________, 1996.


                                   ______C. E. Brunko___________________
                                         C. E. Brunko
In Presence of:

_______Susan K. Vukonich___________


_______Loren K. Hanson_____________

                       POWER OF ATTORNEY

                           __________


          I, MAYNARD D. HELGAAS, do hereby constitute and appoint JOHN
C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY
A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ________12/28_______, 1995.


                                   ______Maynard D. Helgaas_____________
                                         Maynard D. Helgaas
In Presence of:

_______Ronald Herraas______________


_______Denice S.Nichel_____________

                       POWER OF ATTORNEY

                           __________


          I, KENNETH L. NELSON, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ___1/29_____________, 1996




                                 _____Kenneth L. Nelson_____
                                      Kenneth L. Nelson
In Presence of:

_____D. R. Emmen___________________


_____Dayle Dietz___________________

                       POWER OF ATTORNEY

                           __________


          I, DENNIS R. EMMEN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Director of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______1/2___________, 1996



                                   ______Dennis R. Emmen________________
                                         Dennis R.Emmen
In Presence of:

_______Becky Luhning_______________


_______Penny Mosher________________

                       POWER OF ATTORNEY

                           __________


          I, A. E. ANDERSON, do hereby constitute and appoint JOHN C. MAC FARLANE, JAY D. MYSTER, C. E. BRUNKO, and BEVERLY A. NORLIN, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Finance of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______1/8___________, 1996.


                                   _____A. E. Anderson__________________
                                        A. E. Anderson
In Presence of:

______Penny Mosher_________________


______Lori D. Dawkins_____________

                       POWER OF ATTORNEY

                           __________


          I, BEVERLY A. NORLIN, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, JAY D. MYSTER, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Assistant Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  ______1/4___________, 1996.


                                   ______Beverly A. Norlin______________
                                         Beverly A. Norlin
In Presence of:

______Becky Luhning________________


______Penny Mosher_________________

                       POWER OF ATTORNEY

                           __________


          I, JAY D. MYSTER, do hereby constitute and appoint JOHN C. MAC FARLANE, A. E. ANDERSON, BEVERLY A. NORLIN, and C. E. BRUNKO, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as Vice President, Governmental & Legal and Corporate Secretary of Otter Tail Power Company, the Annual Report of Otter Tail Power Company on Form 10-K for its fiscal year ended December 31, 1995, and any and all amendments to said Annual Report, and to deliver on my behalf said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.
Date:  _______1/2__________, 1996.


                                  ______Jay D. Myster__________________
                                        Jay D. Myster
In Presence of:

_______Becky Luhning_______________


_______Penny Mosher________________